UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: October 4, 2005

NALCO HOLDING COMPANY

Delaware      001-32342   16-1701300
(State of Incorporation) (Commission File Number) (IRS Employer Identification Number)

1601 W. Diehl Rd., Naperville, IL 60563

630-305-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On October 4, 2005, Nalco Holding Company announced it was instituting a transportation and energy surcharge on products shipped to Industrial and Institutional Services division customers beginning on October 5, 2005. Details are included in the press release attached as Exhibit 99.1 and that is incorporated by reference.

Item 9.01(c) Financial Statements, Pro Forma Financial Information and Exhibits

Exhibits

99.1	Press release dated October 4, 2005, relating to instituting a transportation and energy surcharge on products shipped to Industrial and Institutional Services division customers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

NALCO HOLDING COMPANY

/s/ Stephen N. Landsman
Secretary

Date: October 4, 2005